UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2026

SAFETY INSURANCE GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50070	13-4181699
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Custom House Street, Boston, Massachusetts	02110
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 951-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SAFT	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Exchange Act of 1934. ☐

Item 7.01.	Regulation FD Disclosure.

On July 23, 2026, Safety Insurance Group, Inc., a Delaware corporation (the “Company”), issued a press release announcing its entry into an Agreement and Plan of Merger (the “Merger Agreement”) with MAPFRE U.S.A. Corp., a Massachusetts corporation (“Parent”), and Splash Merger Sub, Inc., a Delaware corporation and wholly-owned direct subsidiary of Parent (“Merger Subsidiary”), pursuant to which Merger Subsidiary will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned direct subsidiary of Parent. Parent and Merger Subsidiary have agreed to acquire all of the Company’s outstanding shares of common stock for $105.00 per share, in cash. A copy of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company plans to file a proxy statement with the SEC with respect to a special meeting of stockholders for purposes of obtaining stockholder approval of the proposed transaction. This Current Report on Form 8-K is not a substitute for the proxy statement or any other document that the Company may file with the SEC. The definitive proxy statement (when available) will be sent or given to the stockholders of the Company and will contain important information about the proposed transaction and related matters. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Stockholders and investors will be able to obtain free copies of the proxy statement and other relevant materials (when available) and other documents filed by the Company at the SEC’s website at www.sec.gov. Copies of the proxy statement (when available) and the filings that will be incorporated by reference therein may also be obtained, without charge, by contacting the Company’s Investor Relations at investorrelations@safetyinsurance.com or (877) 951-2522.

Participants in the Solicitation

The Company, Parent and their respective directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the Company’s directors and executive officers is available in (a) the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance,” “Item 11. Executive Compensation,” “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships, Related Transactions, and Director Independence,” which was filed with the SEC on February 27, 2026, and can be found at www.sec.gov; (b) the Company’s definitive proxy statement for its 2026 annual meeting of stockholders, which was filed with the SEC on March 31, 2026, under the headings “Proposal 1: Election of the Company’s Directors,” “Executive Officers,” “Executive Compensation,” “Director Compensation” and “Security Ownership of Certain Beneficial Owners, Directors and Management,” and can be found at www.sec.gov; and (c) subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. To the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in the Company’s proxy statement for its 2026 annual meeting of stockholders, such changes have been or will be reflected on Forms 3, 4 and 5, filed with the SEC (which can be found at www.sec.gov). Copies of the documents filed with the SEC by the Company will be available free of charge through the website maintained by the SEC and at the Company’s website at https://www.safetyinsurance.com/about/financial.html.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Rule 175 promulgated thereunder, Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. Such statements include statements concerning anticipated future events and expectations that are not historical facts. Any statements about the Company’s plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions or the negative thereof. Such forward-looking statements include but are not limited to statements about the benefits of the proposed transaction, including future financial and operating results, the Company’s plans, objectives, expectations and intentions, the expected timing of completion of the proposed transaction and other statements that are not historical facts. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, including, without limitation: (a) risks related to the consummation of the proposed transaction, including the risks that (i) the proposed transaction may not be consummated within the anticipated time period, or at all, (ii) the parties may fail to obtain the Company stockholder approval of the Merger Agreement, (iii) the parties may fail to secure the termination or expiration of any waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or obtain other required governmental and regulatory approvals, including, without limitation, from the Massachusetts Commissioner of Insurance, and (iv) other conditions to the consummation of the proposed transaction under the Merger Agreement may not be satisfied; (b) the effects that any termination of the Merger Agreement may have on the Company’s business, including the risk that the Company’s stock price may decline significantly if the proposed transaction is not completed; (c) the effects that the announcement or pendency of the proposed transaction may have on the Company’s businesses, including the risks that as a result (i) the Company’s business, operating results or stock price may suffer, (ii) the Company’s current plans and operations may be disrupted, (iii) the Company’s ability to retain or recruit key employees may be adversely affected, (iv) the Company’s business relationships (including customers, policyholders, agents, service providers, and business partners) may be adversely affected, or (v) the Company’s management’s or employees’ attention may be diverted from other important matters; (d) the effect of limitations that the Merger Agreement places on the Company’s ability to operate its business, return capital to stockholders or engage in alternative transactions; (e) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the proposed transaction and instituted against the Company and others; (f) the risk that the proposed transaction and related transactions may involve unexpected costs, liabilities or delays or that the potential benefits of the proposed transaction may not be realized or will not be realized within the expected time period and that the Company and Parent will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; (g) other economic, business, competitive, legal, regulatory, and/or tax factors; and (h) other factors described in the reports of the Company filed with the SEC, including but not limited to the risks described in the Company’s Annual Report on Form 10-K for its fiscal year ended December 31, 2025, which was filed with the SEC on February 27, 2026, and the Company’s Quarterly Reports on Form 10-Q, and that are otherwise described or updated from time to time in the Company’s other filings with the SEC. All forward-looking statements attributable to the Company, or persons acting on the Company’s behalf, are expressly qualified in their entirety by this cautionary statement. Further, the Company disclaims any obligation to update the information in this Current Report on Form 8-K or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments, except as otherwise required by law. Stockholders are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1*	Press Release, dated July 23, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Furnished, not filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Safety Insurance Group, Inc.

Date: July 23, 2026	By:	/s/ CHRISTOPHER T. WHITFORD
	Name:	Christopher T. Whitford
	Title:	V.P., Chief Financial Officer and Secretary